Exhibit 10.1.1.4

AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 dated as of January 21, 2016 to the Credit Agreement (the “Credit Agreement”) dated as of October 27, 2011 among Consolidated Edison Company of New York, Inc., Consolidated Edison, Inc., Orange and Rockland Utilities, Inc., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Agent”).
W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend the Credit Agreement to increase the Maximum Availability sublimit applicable to Holdings from $1,000,000,000 to $1,500,000,000;
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.    Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under the Credit Agreement.

SECTION 2.    Amendment of Definition of “Maximum Availability”. The definition of “Maximum Availability” in Section 1.01 of the Credit Agreement is amended by amending clause(ii) thereof to read as follows:

(ii) for Holdings, the lesser of the aggregate amount of the Commitments or $1,500,000,000
SECTION 3.    Representations of Borrower. Each Borrower represents and warrants that (i) the representations and warranties of such Borrower set forth in Article 4 of the Credit Agreement (except, solely with respect to those contained in Sections 4.04(c) and 4.05(a), for proceedings disclosed in such Borrower’s periodic reports filed with the SEC pursuant to the Exchange Act (or, in the case of O&R, disclosed in its financial statements posted on its website (www.oru.com)) prior to the date hereof) will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.
SECTION 4.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 5.    Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
SECTION 6.    Effectiveness. This Amendment shall become effective as of the date hereof on the date when the following conditions are met: (the “Amendment Effective Date”) the Agent shall have received from each of each Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
By:	/s/ Scott Sanders
Title: Vice President and Treasurer

CONSOLIDATED EDISON, INC.
By:	/s/ Scott Sanders
Title: Vice President and Treasurer

ORANGE AND ROCKLAND UTILITIES, INC.
By:	/s/ Yukari Saegusa
Title: Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Peter Christensen
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Lender
By:	/s/ Peter Christensen
Title: Vice President

BANK OF AMERICA, N.A., as Lender
By:	/s/ JB Meanor II
Title: Managing Director

CITIBANK, N.A., as Lender
By:	/s/ Damien Lipke
Title: Vice President

BARCLAYS BANK PLC, as Lender
By:	/s/ Vanessa Kurbatskiy
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender
By:	/s/ Chi-Cheng Chen
Title: Director

SUMITOMO MITSUI BANKING CORPORATION as Lender
By:	/s/ James D. Weinstein
Title: Managing Director

KEYBANK NATIONAL ASSOCIATION, as Lender
By:	/s/ Richard Gerling
Title: Senior Vice President

MIZUHO CORPORATE BANK, LTD., as Lender
By:	/s/ Nelson Chang
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as Lender
By:	/s/ Dmitriy Barskiy
Title: Authorized Signatory

THE BANK OF NEW YORK MELLON, as Lender
By:	/s/ Richard K. Fronapfel, Jr.
Title: Vice President

UBS AG, STAMFORD BRANCH, as Lender
By:	/s/ Darlene Arias
Title: Director

UBS AG, STAMFORD BRANCH, as Lender
By:	/s/ Craig Pearson
Title: Associate Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Patrick Engel
Title: Director

CANADIAN IMPERIAL BANK OF COMMERCE-NEW YORK AGENCY as Lender
By:	/s/ Anju Abraham
Title: Authorized Signatory

By:	/s/ Gordon Eadon
Title: Authorized Signatory

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ David Dewar
Title: Director

U.S. BANK NATIONAL ASSOCIATION, as Lender
By:	/s/ James O’Shaughnessy
Title: Vice President

TD BANK, N.A., as Lender
By:	/s/ Vijay Prasad
Title: Senior Vice President

STATE STREET BANK AND TRUST COMPANY, as Lender
By:	/s/ Kimberly R. Costa
Title: Vice President

THE NORTHERN TRUST COMPANY, as Lender
By:	/s/ Karen E. Dahl
Title: Vice President

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